***CRESENT CONSTRUCTION COMPANY, INC.***

*FINANCIAL STATEMENTS*

*October 31, 2016 and 2015*

## TABLE OF CONTENTS

Younce & Co., PA
990 Lee Ann Drive
Concord, NC 28025

==========================================================================

INDEPENDENT ACCOUNTANT'S REVIEW REPORT

To Board of Directors
Cresent Construction Co., Inc.
Concord, NC

We have reviewed the accompanying financial statements of Cresent Construction Co., Inc. (an S-Corporation) which comprise the balances sheets as of October 31, 2016 and 2015, and the related statements of income and retained earnings and cash flows for the years then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

**Management's Responsibility for the Financial Statements**

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

**Accountant's Responsibility**

Our responsibility is to conduct the review engagements in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

**Accountant's Conclusion**

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

**Supplementary Information**

The supplementary information included in Schedules 1-3 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The information is the representation of management. We have reviewed the information and, based on our review, we are not aware of any material modifications that should be made to the information in order for it to be in accordance with accounting principles generally accepted in the United States of America. We have not audited the information and, accordingly, do not express an opinion on such information.

*Younce & Co., PA*

December 27, 2016

***CRESENT CONSTRUCTION COMPANY, INC.***
*BALANCE SHEETS*
*October 31, 2016 and 2015*

ASSETS

| | 2016 | 2015 |
|---|---|---|
| CURRENT ASSETS | | |
| Cash and cash equivalents | $ 576,575 | $ 582,372 |
| Contracts receivable | 722,133 | 487,428 |
| Cost and estimated earnings in excess of billings on uncompleted contracts | 14,643 | 26,942 |
| TOTAL CURRENT ASSETS | 1,313,351 | 1,096,742 |
| PROPERTY AND EQUIPMENT | | |
| Leasehold improvements | 48,340 | 48,340 |
| Office furniture and equipment | 56,183 | 56,183 |
| Field equipment | 109,308 | 109,308 |
| Trucks and equipment | 171,179 | 146,429 |
| Accumulated depreciation | (282,488) | (267,419) |
| TOTAL PROPERTY AND EQUIPMENT | 102,522 | 92,842 |
| OTHER ASSETS | 14,800 | 14,952 |
| TOTAL ASSETS | $ 1,430,673 | $ 1,204,536 |

LIABILITIES AND SHAREHOLDERS' EQUITY

| | 2016 | 2015 |
|---|---|---|
| CURRENT LIABILITIES | | |
| Accounts payable | $ 552,643 | $ 377,566 |
| Accrued expenses | 9,980 | 9,215 |
| Treasury stock payable | 55,000 | 60,000 |
| Vehicle note payable- current | 7,840 | 7,688 |
| Billings in excess of costs and estimated earnings on uncompleted contracts | - | 81,799 |
| TOTAL CURRENT LIABILITIES | 625,463 | 536,269 |
| LONG-TERM LIABILITIES | | |
| Vehicle note payable | 5,884 | 13,524 |
| Treasury stock payable | - | 55,000 |
| TOTAL LONG-TERM LIABILITIES | 5,884 | 68,524 |
| TOTAL LIABILTIES | 631,347 | 604,793 |
| SHAREHOLDERS' EQUITY | | |
| Common stock, 100,000 shares authorized, 20,000 shares issued and outstanding, no par stock | 20,000 | 20,000 |
| Treasury Stock | (450,000) | (450,000) |
| Retained earnings | 1,229,326 | 1,029,743 |
| TOTAL SHAREHOLDERS' EQUITY | 799,326 | 599,743 |
| TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY | $ 1,430,673 | $ 1,204,536 |

*See accompanying notes and accountant's review report*

***CRESENT CONSTRUCTION COMPANY, INC.***
***STATEMENTS OF INCOME AND RETAINED EARNINGS***
***For Years Ended October 31, 2016 and 2015***

| | 2016 | 2015 |
|---|---|---|
| EARNED REVENUE | $ 7,112,626 | $ 4,051,523 |
| COST OF EARNED REVENUE | 6,735,557 | 3,957,155 |
| GROSS PROFIT | 377,069 | 94,368 |
| GENERAL AND ADMINISTRATIVE EXPENSES | 119,807 | 131,260 |
| INCOME FROM OPERATIONS | 257,262 | (36,892) |
| OTHER INCOME (EXPENSE) | | |
| Miscellaneous income | 932 | 300 |
| Interest income | 36 | 166 |
| TOTAL OTHER INCOME (EXPENSE) | 968 | 467 |
| NET INCOME (LOSS) | 258,230 | (36,426) |
| RETAINED EARNINGS, BEGINNING OF YEAR | 1,029,743 | 1,144,836 |
| Less: Distributions to shareholders | (58,647) | (78,668) |
| RETAINED EARNINGS, END OF YEAR | $ 1,229,326 | $ 1,029,743 |

*See accompanying notes and accountant's review report*

*CRESENT CONSTRUCTION COMPANY, INC.*
*STATEMENTS OF CASH FLOWS*
*For Years Ended October 31, 2016 and 2015*

| | October 31, 2016 | October 31, 2015 |
|---|---|---|
| **CASH FLOWS FROM OPERATING ACTIVITIES** | | |
| Net income (loss) | $ 258,230 | $ (36,426) |
| Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: | | |
| Depreciation | 15,068 | 14,945 |
| (Increase)/decrease in cash surrender value of life insurance | 954 | (4,693) |
| (Increase) decrease in contracts receivable | (234,705) | 650,536 |
| (Increase) decrease in costs and estimated earnings in excess of billings on uncompleted contracts | 12,299 | 51,733 |
| Increase (decrease) in accounts payable | 175,077 | (552,429) |
| Increase (decrease) in accrued expenses | 765 | 1,670 |
| Increase (decrease) in billings in excess of costs and estimated earnings on uncompleted contracts | (81,799) | 72,420 |
| Net Cash Provided by (Used in) Operating Activities | 145,889 | 197,755 |
| **CASH FLOWS FROM INVESTING ACTIVITIES** | | |
| Federal tax deposit to retain fiscal year | (14,800) | 22,044 |
| Vehicle purchase | (24,749) | - |
| Office equipment purchases | - | (4,797) |
| Cash surrender value of life insurance | 13,998 | - |
| Net Cash Provided by (Used in) Investing Activities | (25,551) | 17,247 |
| **CASH FLOWS FROM FINANCING ACTIVITIES** | | |
| Treasury stock payment | (60,000) | (60,000) |
| Note payable payments | (7,488) | (7,269) |
| Distributions to shareholders | (58,647) | (78,668) |
| Net Cash Provided by (Used In) Financing Activities | (126,135) | (145,937) |
| **NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS** | (5,797) | 69,065 |
| **CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD** | 582,372 | 513,307 |
| **CASH AND CASH EQUIVALENTS AT END OF PERIOD** | $ 576,575 | $ 582,372 |

*See accompanying notes and accountant's review report*

**NOTE A - SIGNIFICANT ACCOUNTING POLICIES**

**Nature of Operations** - Cresent Construction Co., Inc. (the Company) is a general contractor with its principal office located in Concord, North Carolina. The Company operates primarily in the piedmont and western areas of North Carolina.

**Use of Estimates** - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimated. Significant estimates in the financial statements are the estimates of percentage complete and costs required to complete uncompleted contracts and the collectability of accounts receivable.

**Concentrations of Credit Risk** - Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of temporary cash deposits, contract receivables and unbilled costs-in-excess of estimated earnings. The Company maintains its cash balances with financial institutions located in Concord, North Carolina. At October 31, 2016 and 2015, the Company's uninsured balances were $494,207 and $105,520 respectively.

Concentrations of credit risk with respect to contract receivables and unbilled costs-in-excess of estimated earnings exist due to the small number of customers and their concentration in one geographic area (primarily in the piedmont and western areas of North Carolina). This risk is mitigated by the dispersion of amounts across different industries. The Company does not require collateral from its customers, but may be entitled to file contractor's liens.

**Cash and Cash Equivalents** - The Company defines cash equivalents as all unrestricted demand deposits, money market funds and highly liquid debt instruments with a maturity of three months or less plus certificates of deposit.

**Contracts Receivable** - Contracts receivable are stated at the amount management expects to collect from balances outstanding at year end. The Company uses the allowance method for bad debts. Based on management's assessment of the credit history with customers having outstanding balances and current relationships with them, management has concluded that losses on balances outstanding at year end to be zero and accordingly no allowance has been recorded at October 31, 2016 and 2015. Typically all receivables are collected within 60 days; therefore, interest has not been added to customer accounts.

**Property and Equipment** - Property and equipment are stated at cost. Expenditures for maintenance, repairs, and minor renewals are charged to expense as incurred. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets.

**Fair Value of Financial Instruments** - The carrying amounts of the Company's cash and cash equivalents, receivables and notes payable approximate their fair value.

*continued*

**NOTE A - SIGNIFICANT ACCOUNTING POLICIES** – continued

**Revenue and Cost Recognition** - The Company recognizes revenues from construction contracts on the percentage-of-completion method, measured by the percentage of cost incurred to date to estimated total cost for each contract. That method is used because management considers total cost to be the best available measure of progress on the contracts.

The Company recognizes a contract as being complete when substantially all contract costs are incurred and the project is accepted by the customer.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability may result in revisions to costs and income, which are recognized in the period in which the revisions are determined.

The asset "cost and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts billed. The liability "billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenues recognized.

**Income Taxes** - The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporate income taxes, the shareholders of an S corporation are taxed on the Company's taxable income. Accordingly, the Company does not pay tax on its taxable income.

The Company has elected to have its fiscal year end be October 31 as permitted for S corporations under the Internal Revenue Code. With this election, the Company is required to deposit funds with the federal government (which are refundable to the Company under certain circumstances) based on a formula provided in the code. The federal tax deposit was $14,800 and $0 for October 31, 2016 and 2015, respectively.

**NOTE B - CONTRACTS RECEIVABLE**

Contracts receivable consist of the following:

| | October 31, 2016 | October 31, 2015 |
|---|---|---|
| Billed | | |
| Completed contracts | $ 350,819 | $ 12,716 |
| Contract in progress | 141,739 | 384,471 |
| | 492,558 | 397,187 |
| Unbilled retainage | 229,575 | 90,241 |
| | $ 722,133 | $ 487,428 |

*continued*

**NOTE B - CONTRACTS RECEIVABLE** - continued

Billed contracts receivable aging consists of the following:

| | October 31, 2016 | | October 31, 2015 | |
|---|---|---|---|---|
| Less than 30 days | $ | 434,997 | $ | 380,742 |
| 30 - 60 days | | 32,429 | | - |
| Over 60 days | | 25,132 | | 16,445 |
| | $ | 492,558 | $ | 397,187 |

Contracts receivable at October 31, 2016 and 2015 did not include any retainage on completed contracts and retainage on uncompleted contracts of $229,575 and $90,241, respectively.

**NOTE C – RETIREMENT PLAN**

The Company entered into a non-standardized 401(k) profit sharing plan during the year effective January 1, 2014. Employees over the age of 21 with at least one year of service are eligible and are vested on a five year graded scale. The elected deferral can be from 1% to 100% of the employee's compensation and can make up to 100% deferral of regular pay. The Company will make a nonelective ADP test safe harbor contribution in an amount equal to 3% of each participant's compensation. The retirement plan expense for fiscal year ended October 31, 2016 and 2015 was $6,867 and $20,934, respectively.

**NOTE D - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS**

Information with respect to contracts in progress is as follows:

| | October 31, 2016 | | October 31, 2015 | |
|---|---|---|---|---|
| Costs incurred on uncompleted contracts | $ | 831,499 | $ | 2,467,831 |
| Estimated earnings | | 50,005 | | 189,800 |
| | | 881,504 | | 2,657,631 |
| Billings to date | | (866,861) | | (2,712,488) |
| | $ | 14,643 | $ | (54,857) |

Included in the accompanying balance sheet under the following captions:

| | October 31, 2016 | | October 31, 2015 | |
|---|---|---|---|---|
| Costs and estimated earnings in excess of billings on uncompleted contracts | $ | 14,643 | $ | 26,942 |
| Billings in excess of costs and estimated earnings on uncompleted contracts | | - | | (81,799) |
| | $ | 14,643 | $ | (54,857) |

*continued*

**NOTE E – FIXED ASSETS**

Composition of fixed assets is as follows:

| | November 1, 2015 | Additions | Retirements | October 31, 2016 |
|---|---|---|---|---|
| Leasehold improvements | $ 48,340 | $ - | $ - | $ 48,340 |
| Office furniture and equipment | 56,183 | - | - | 56,183 |
| Field equipment | 109,308 | - | - | 109,308 |
| Trucks and equipment | 146,430 | 24,749 | - | 171,179 |

Fixed assets are stated at cost. Depreciation expense for the year ended October 31, 2016 and 2015 was $15,068 and $14,945, respectively

**NOTE F - OPERATING LEASES**

On July 1, 2010, the Company renewed its lease agreement for office space. The monthly rental rate is $1,833 per month. The Company has the option of renewing the lease annually for 8 additional years with rent remaining at the rate of $1,833 per month for the next three years. Rental expense for October 31, 2016 and 2015 amounted to $20,163 and $21,996, respectively.

**NOTE G – CONCENTRATIONS**

Because of its size, the Company works on a limited number of jobs at any given point in time. Accordingly, the Company has a concentration in the sources of its revenue during the year. During fiscal year ended October 31, 2016, 81% of its earned revenue was generated from four customers and during fiscal year ended October 31, 2015, 80% of its revenue was earned from four customers.

Eighty-three percent (83%) of the Company's accounts receivables are from three customers as of October 31, 2016, and 95% are from three customers as of October 31, 2015.

**NOTE H – BACKLOGS**

The Company had a backlog of work on October 31, 2016 and 2015 of approximately $10,600,000 and $5,278,295, respectively.

**NOTE I – ADVERTISING**

The Company's advertising costs amounted to approximately $0 and $3,759 for the years ended October 31, 2016 and 2015, respectively. There was no direct response advertising cost incurred in 2016 and 2015. Advertising costs are expensed as incurred.

*continued*

**NOTE J - ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES**

The Company adopted the new accounting for uncertainty in income taxes guidance on January 1, 2009. The adoption of that guidance did not change retained earnings or any other balance sheet account.

The Company's major tax position is that it properly elected and maintained its status as an S corporation for Federal and state income tax purposes. Generally, an S corporation does not pay federal and state income taxes. In lieu of corporate income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income.

The Company's policy is to recognize accrued interest and penalties associated with uncertain tax positions as part of its income tax provision. As of October 31, 2016, and for the year ended October 31, 2016, there was no accrued interest and penalties associated with uncertain tax positions recorded in the Company's financial statements.

The Company files income tax returns in the U.S. federal jurisdiction and the State of North Carolina. The income tax returns of the Company for 2012, 2013, 2014 and 2015 are subject to examination by the IRS and the State of North Carolina, generally for three years after they were filed. The Company's state jurisdictions generally have statutes of limitations consistent with Federal regulations on income tax filings.

**NOTE K – COMPENSATED ABSENCES**

The Company does not allow its employees to carryover vacation into the next fiscal year. Therefore, no liability has been recorded in the accompanying financial statements.

**NOTE L – TREASURY STOCK PAYABLE**

The two corporate shareholders were involved in a legal dispute as of October 31, 2013. The matter was resolved November 25, 2013. The settlement terms calls for the buyout of one of the shareholder's stock. The buyout amount is $450,000 and is payable in four installments as follows: $275,000 due in 2013 upon finalization of the documents, $60,000 due on or before December 31, 2014, $60,000 due on or before December 31, 2015, and $55,000 due on or before December 31, 2016. The buyout had been accrued on the balance sheet as of October 31, 2013.

**NOTE M – LINE OF CREDIT**

In 2016, the Company renewed a $100,000 line of credit with a bank through February 19, 2017 at which time all outstanding principal and accrued interest is due. Interest is payable monthly and is based on the Wall Street Journal Prime which was 3.25% as of October 31, 2016. At year end, the outstanding balance on this line was $0.

*continued*

**NOTE N – NOTES PAYABLE**

The Company has a note payable with a bank which is secured by a vehicle. The terms of the loan call for 48 monthly payments of $670 each which include principal and interest at 2.94%. Maturities of the loan are as follows:

| | |
|---|---|
| October 31, 2017 | 7,840 |
| October 31, 2018 | 5,884 |
| | $ 13,724 |

**NOTE O – SUBSEQUENT EVENTS**

The Company's sole shareholder had entered into a contract to sell all of his shares to purchasers who were to continue operating the Company. The sale was scheduled to be finalized on December 30, 2016.

The Company evaluated all subsequent events through December 27, 2016 the date the financial statements were available to be issued.

# SUPPLEMENTARY INFORMATION

***CRESENT CONSTRUCTION COMPANY, INC.***
*SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES*
*For Years Ended October 31, 2016 and 2015*

*Schedule 1*

| | 2016 | 2015 |
|---|---|---|
| Salaries and wages - administrative | $ 63,138 | $ 63,096 |
| Payroll taxes | 7,142 | 4,672 |
| Rent | 20,163 | 21,996 |
| Depreciation | 15,068 | 14,945 |
| Insurance - group health, workmen's compensation, etc. | 90,900 | 67,179 |
| Interest expense | 552 | 772 |
| Other taxes and licenses | 2,127 | 3,105 |
| Office expenses and postage | 3,348 | 3,738 |
| Professional services | 13,511 | 20,220 |
| Utilities and telephone | 2,723 | 2,747 |
| Dues and subscriptions | 4,840 | 2,224 |
| Repairs and maintenance | 465 | 847 |
| Advertising | - | 3,759 |
| Contributions | 1,900 | - |
| Other | 2,840 | 4,120 |
| Subtotal | 228,717 | 213,418 |
| Overhead applied to contracts | (108,910) | (82,157) |
| TOTAL GENERAL AND ADMINISTRATIVE EXPENSES | $ 119,807 | $ 131,260 |

***CRESENT CONSTRUCTION CO., INC.***
*Contracts in Progress*
*October 31, 2016*

*Schedule 2*

| | Total Contract | | | For the Year Ended October 31, 2016 | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| Job | Total Contract | Est'd Costs | Estimated Gross Profit | Revenues Earned | Cost of Revenues | Gross Profit Earned | Billed to Date | Estimated Costs to Complete | Billings in Excess of Earnings | Earnings in Excess of Billings |
| 571 | $ 2,800,431 | $ 2,654,028 | $ 146,403 | $ 787,481 | $ 746,196 | $ 41,285 | $ 774,086 | $ 1,907,832 | $ - | $ 13,395 |
| 577 | 267,551 | 241,598 | 25,953 | 24,695 | 22,305 | 2,390 | 24,066 | 219,293 | - | 629 |
| 579 | 531,250 | 482,879 | 48,371 | 69,328 | 62,998 | 6,330 | 68,709 | 419,881 | - | 619 |
| | $ 3,599,232 | $ 3,378,505 | $ 220,727 | $ 881,504 | $ 831,499 | $ 50,005 | $ 866,861 | $ 2,547,006 | $ - | $ 14,643 |

***CRESENT CONSTRUCTION COMPANY. INC.***
*Completed Contracts*
*October 31, 2016*

*Schedule 3*

| | Total Contract | | | Prior to November 1, 2015 | | | For the Year Ended October 31, 2016 | | |
|---|---|---|---|---|---|---|---|---|---|
| Job Name | Contract Revenue | Cost of Earned Revenue | Gross Profit (Loss) | Earned Revenue | Cost of Earned Revenue | Gross Profit (Loss) | Earned Revenue | Cost of Earned Revenue | Gross Profit (Loss) |
| 558 | $ 284,069 | $ 235,544 | $ 48,525 | $ 284,069 | $ 235,514 | $ 48,555 | $ - | $ 30 | $ (30) |
| 563 | 601,948 | 566,501 | 35,447 | 601,948 | 563,680 | 38,268 | - | 2,821 | (2,821) |
| 564 | 1,477,762 | 1,434,235 | 43,527 | 1,361,602 | 1,289,533 | 72,069 | 116,160 | 144,702 | (28,542) |
| 565 | 770,787 | 744,618 | 26,169 | 73,324 | 68,630 | 4,694 | 697,463 | 675,988 | 21,475 |
| 566 | 120,410 | 101,114 | 19,296 | 111,565 | 96,499 | 15,066 | 8,845 | 4,615 | 4,230 |
| 567 | 1,044,784 | 989,765 | 55,019 | 173,198 | 163,925 | 9,273 | 871,586 | 825,840 | 45,746 |
| 568 | 2,373,042 | 2,273,409 | 99,633 | 51,925 | 50,050 | 1,875 | 2,321,117 | 2,223,359 | 97,758 |
| 569 | 306,769 | 243,934 | 62,835 | - | - | - | 306,769 | 243,934 | 62,835 |
| 570 | 1,765,202 | 1,638,865 | 126,337 | - | - | - | 1,765,202 | 1,638,865 | 126,337 |
| 575 | 101,615 | 101,615 | - | - | - | - | 101,615 | 101,615 | - |
| Small Jobs | 42,365 | 42,289 | 76 | - | - | - | 42,365 | 42,289 | 76 |
| Total | $ 8,888,753 | $ 8,371,889 | $ 516,864 | $ 2,657,631 | $ 2,467,831 | $ 189,800 | $ 6,231,122 | $ 5,904,058 | $ 327,064 |